EQ ADVISORS TRUSTSM

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

SUPPLEMENT DATED FEBRUARY 15, 2017 TO THE PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus of EQ Advisors Trust (the “Trust”) dated May 1, 2016, as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding an investment strategy change to the EQ/Low Volatility Global ETF Portfolio (“Portfolio”).

Information Regarding

EQ/Low Volatility Global ETF Portfolio

Effective May 1, 2017, the Portfolio will be renamed 1290 VT Low Volatility Global Equity Portfolio. In connection with the name change, the Portfolio’s Names Rule Policy (or the 80% Policy) will be revised. Currently, under normal conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in exchange-traded securities of other investment companies and investment vehicles (“exchange-traded funds” or “ETFs”). Effective May 1, 2017, under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

Effective May 1, 2017, the first sentence of the first paragraph in the section of the Prospectus entitled “EQ/Low Volatility Global ETF Portfolio-Class IB and K Shares – Investments, Risks, and Performance – Principal Investment Strategy” is deleted and replaced with the following information:

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio will invest in equity securities through investments in exchange traded securities and investment vehicles.